                                                                    Exhibit 23.1

                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-46155) pertaining to the Long-Term Incentive Plan of our report dated January 30, 2002, with respect to the consolidated financial statements of Gulf Island Fabrication, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2001.


                                                    ERNST & YOUNG LLP

New Orleans, Louisiana
March 21, 2002